Bank of America Merrill Lynch Future of Financials Conference Mary Ellen Baker Head of Business Services Tony Moscrop CIO Enterprise Services November 15, 2017 Exhibit 99.1

Forward-looking statements and use of key performance metrics and non-GAAP financial measures This document contains forward-looking statements within the Private Securities Litigation Reform Act of 1995. Any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management, and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: negative economic conditions that adversely affect the general economy, housing prices, the job market, consumer confidence and spending habits which may affect, among other things, the level of nonperforming assets, charge-offs and provision expense; the rate of growth in the economy and employment levels, as well as general business and economic conditions; our ability to implement our strategic plan, including the cost savings and efficiency components, and achieve our indicative performance targets; our ability to remedy regulatory deficiencies and meet supervisory requirements and expectations; liabilities and business restrictions resulting from litigation and regulatory investigations; our capital and liquidity requirements (including under regulatory capital standards, such as the U.S. Basel III capital rules) and our ability to generate capital internally or raise capital on favorable terms; the effect of changes in interest rates on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgages held for sale; changes in interest rates and market liquidity, as well as the magnitude of such changes, which may reduce interest margins, impact funding sources and affect the ability to originate and distribute financial products in the primary and secondary markets; the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services; a failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors or other service providers, including as a result of cyber attacks; and management’s ability to identify and manage these and other risks. In addition to the above factors, we also caution that the amount and timing of any future common stock dividends or share repurchases will depend on our financial condition, earnings, cash needs, regulatory constraints, capital requirements (including requirements of our subsidiaries), and any other factors that our board of directors deems relevant in making such a determination. Therefore, there can be no assurance that we will pay any dividends to holders of our common stock, or as to the amount of any such dividends. More information about factors that could cause actual results to differ materially from those described in the forward-looking statements can be found under “Risk Factors” in Part I, Item 1A in our Annual Report on Form 10-K for the year ended December 31, 2016, filed with the United States Securities and Exchange Commission on February 24, 2017. Key Performance Metrics and Non-GAAP Financial Measures and Reconciliations Key Performance Metrics: Our management team uses key performance metrics (KPMs) to gauge our performance and progress over time in achieving our strategic and operational goals and also in comparing our performance against our peers. We have established the following financial targets, in addition to others, as KPMs, which are utilized by our management in measuring our progress against financial goals and as a tool in helping assess performance for compensation purposes. These KPMs can largely be found in our periodic reports which are filed with the Securities and Exchange Commission, and are supplemented from time to time with additional information in connection with our quarterly earnings releases. Our key performance metrics include: Return on average tangible common equity (ROTCE); Return on average total tangible assets (ROTA); Efficiency ratio; Operating leverage; and Common equity tier 1 capital ratio (U.S. Basel III Standardized fully phased-in basis). In establishing goals for these KPMs, we determined that they would be measured on a management-reporting basis, or an operating basis, which we refer to externally as “Adjusted” or “Underlying” results. We believe that these “Adjusted” or “Underlying” results provide the best representation of our financial progress toward these goals as they exclude items that our management does not consider indicative of our ongoing financial performance. KPMs that contain “Adjusted” or “Underlying” results are considered non-GAAP financial measures. Non-GAAP Financial Measures: This document contains non-GAAP financial measures. The appendix presents reconciliations of our non-GAAP measures. These reconciliations exclude “Adjusted” or “Underlying” items, which are included, where applicable, in the financial results presented in accordance with GAAP. “Adjusted” or “Underlying” results, which are non-GAAP measures, exclude certain items, as applicable, that may occur in a reporting period which management does not consider indicative of on-going financial performance. The non-GAAP measures presented in the appendix include reconciliations to the most directly comparable GAAP measures and may include: “noninterest income”, “total revenue”, “noninterest expense”, “pre-provision profit”, “total credit-related costs”, “income before income tax expense”, “income tax expense”, “effective income tax rate”, “net income”, “net income available to common stockholders”, “other income”, “salaries and employee benefits”, “outside services”, “amortization of software expense”, “other operating expense”, “net income per average common share”, “return on average common equity” and “return on average total assets”. We believe these non-GAAP measures provide useful information to investors because these are among the measures used by our management team to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our “Adjusted” or “Underlying” results in any period do not reflect our operational performance in that period and, accordingly, it is useful to consider our GAAP results and our “Adjusted” or “Underlying” results together. We believe this presentation also increases comparability of period-to-period results. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by other companies. We caution investors not to place undue reliance on such non-GAAP measures, but instead to consider them with the most directly comparable GAAP measure. Non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for our results as reported under GAAP.

Solid franchise with leading positions in attractive markets


CFG corporate headquarters
Providence, RI
CFG branch location
CFG non-branch location

Franchise capabilities reach beyond our traditional footprint

Consumer	Commercial
In Footprint ■ Retail Deposit Services ■ Mobile/Online Banking ■ Mortgage[6] ■ Home Equity Loans/Lines ■ Credit/Debit Card ■ Wealth Management ■ Business Banking **National** ■ Auto ■ Education Finance ■ Unsecured & Installment Lending	**Strength in Footprint and National Reach** ■ Corporate Banking ■ Commercial Real Estate ■ Franchise Finance ■ Asset Finance ■ PE/Sponsor Finance ■ Healthcare/Technology/ Oil & Gas/Not-for-Profit verticals ■ Capital Markets ■ Global Markets ■ Mergers and Acquisitions ■ Treasury Solutions ■ Commercial Deposit Services

- $151.4 billion in total assets[1]
- Robust deposit market share of 12% in top 10 MSAs[2]
  - #2 deposit market share in New England[2]
- Diverse economies/affluent demographics
- Serve 5 million+ individuals, institutions and companies
  - 2.6 million retail households
  - ~3,300 Commercial clients[3]
- ~17,700 colleagues
- ~1,200 retail branches — ranked #11[4]
- ~3,200 ATM network — ranked #7[4]
- #5 ranked Middle Market lead/joint lead bookrunner[5]

1) As of September 30, 2017.
2) Source: FDIC June 2017 and SNL Financial. Top MSAs determined by retail branch count. Branches with ≥$500 million in deposits excluded. Excludes "non-retail banks" as defined by SNL Financial. The scope of "non-retail banks" is subject to the discretion of SNL Financial, but typically includes: industrial bank and non-depository trust charters, institutions with more than 20% brokered deposits (of total deposits), institutions with more than 20% credit card loans (of total loans), institutions deemed not to broadly participate in the banking services market and other non-retail competitor banks.
3) Commercial credit client count as of July 31, 2017.
4) SNL Financial as of 2Q17.
5) Thomson Reuters LPC, Loan syndication league table ranking for the prior twelve months as of 3Q17 based on $ volume for U.S. Traditional Overall Middle Market (defined as Borrower Revenues < $500MM and Deal Size < $500MM).
6) Mortgage includes select originations outside the traditional branch banking footprint.

Citizens Financial Group, Inc.™

2

Turning the corner — elevated our mission & sharpened how we will differentiate To help our customers, colleagues and communities reach their potential Expertise and deep knowledge of customers High-quality advice Team approach Insights from data and analytics Focus on customer journeys Selective in how and where we play Self-fund investments through efficiency, expense discipline and mindset of continuous improvement Utilizing new technologies to deliver more effective outcomes at lower costs Good stewards of our capital Mission Differentiating our business Customer focus Turning the Corner Executed well on turnaround plan Built solid foundation with multiple levers to continue to improve our performance Entering a new phase focused on becoming a top-performing bank Confident in outlook based on focus on customer experience, mindset of continuous improvement and commitment to excellence in our capabilities Financial discipline Uptiering leadership and talent Since January 2015 have attracted or promoted from within ~39% of our Executive Leadership Group (top 132) New experienced leadership for 3 out of 5 of the Commercial regions

TOP IV launch demonstrates our continuous improvement mindset

Tapping Our Potential (TOP) programs remain on track

TOP IV Program

Targeting run-rate pre-tax benefit of ~$95-$110 million by end of 2018

Revenue Initiatives — Target ~$50 million

- **New Channels:** Using digital as a sales engine, building out direct-to-consumer mortgage platform and leveraging the call center to offer 'service to solutions'
- **Customer Journeys:** Enhancing end-to-end customer journeys in targeted areas (e.g., new relationship experience, problem resolution) which will improve customer acquisition and retention
- **Expanding into Growth Areas:** Expanding corporate partners in installment lending and expanding C&I lending into the Southeast
- **Build-out Fee Income Capabilities:** Building originate-to-distribute SBA capabilities, accelerating scale in mortgage servicing, integrating Western Reserve acquisition to grow capital markets fees, building securitization capabilities for Commercial clients and partnering to generate fees from Commercial Real Estate products

Efficiency Initiatives — Target ~$45-$60 million

- **Organization Simplification:** Focusing on centralization/centers of excellence and simplification of roles and responsibilities
- **Process Improvement:** Re-designing processes end-to-end and leveraging automation to reduce costs and improve efficiency
- **Customer Journeys:** Streamlining of customer journeys will remove steps, eliminate waste, and result in cost efficiencies
- **Vendor Spend:** Recognizing further contract efficiencies and demand-management opportunities
- **Technology:** Optimizing infrastructure and streamlining network support

Will continue to target strong positive operating leverage[1] in order to self-fund growth initiatives

1) Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning and in the appendix of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliation to GAAP financial measures, as applicable.

Citizens Financial Group, Inc.

4

Business Services Property Services Transformation and Delivery Data and Process Services Supply Chain Services Security and Resilience Technology Services Delivers innovative and efficient solutions to our customers, enables colleagues and business partners and provides a strategic advantage for the bank, while effectively managing risk Business Services is executing on key initiatives to support Citizens’ objectives Deliver excellent customer experience Deliver excellent colleague experience Deliver solutions to accelerate growth Effectively manage risk and compliance Drive efficiency and continuous improvement Focused on the customer in everything we do Invest in our leaders and colleagues Aligned, innovative and trusted partner Improve the identification, assessment and management of risk Promote culture of continuous improvement and accountability

Corporate functions meaningful contributors to CFG’s strong results Corporate function Property Services Transformation and Delivery Data and Processes Technology Services Corporate Security and Resilience Supply Chain Services Recent developments and focus Strengthening project execution to improve delivery of initiatives and increase capacity Driving transformation of service delivery through agile ways of working Building a data ecosystem and analytical capability to enhance risk-adjusted returns, deepen relationships, and achieve better productivity Driving process improvement and efficiencies through process automation and reengineering Building robust cyber security capabilities Enabling a secure migration to the cloud Delivering annual savings for each of the TOP programs Establishing an end-to-end Procure to Pay platform to better manage spend and risk Completing modernization of core transaction platforms Shifting focus to digital enablement, analytics, and driving a cloud-first strategy Consolidating the Rhode Island workforce into a top class purpose built 420,000 sq ft. facility Driving delivery of Retail branch transformation initiative

Our technology journey Invested to modernize foundational technologies and strengthen existing capabilities Limited tech investment due to focus on acquisitions Outdated customer‐facing and back office platforms Fragmented and complex architecture Reliance on manual processes Significant improvement in risk and stability Focus on regulatory compliance Re-platform of key legacy applications - Commercial lending, Teller, Mortgage, contact center, Auto, Global Markets Enhanced online and mobile capabilities; built an award-winning mobile banking application(1) Investments in foundational technologies — data and Application Program Interfaces (“APIs”) Modernization of core banking platforms and digital capabilities Focus on cloud, open architecture, clock speed and adaptive security Significant technology investments to catchup Strengthening foundation/Building new capabilities 2005 2010 2015 2020 Lagging investment Javelin Mobile Banking Leader in App Rating and Comprehensive Alerts category; Javelin Strategy & Research, 2016.

Client-centric advice-based solutions Seamless experience between digital and physical Use of AI to deliver automated service Immersive and experiential digital experiences Trusted value-add partner to the business Always on, always available infrastructure that is highly automated and efficient Actionable insights for customer and colleagues through trusted data Real-time risk monitoring with data analytics Predictive risk models using big data & AI Automated underwriting models Automated compliance monitoring Emphasis on analytics versus process and reporting Agile, team-based structures and flexible workspaces Personalized, self-directed development and learning platforms Continuous feedback mechanisms/team-based performance management AI and Automation to handle basic HR functions Investment in digital experience Continued investment in infrastructure Building innovation as a capability Operating model — agile, cloud, open technology platforms Interaction Models Risk Workforce Growth & Innovation Technology Technology positions the bank for success Transformative technology creates an impact across each area of the bank

Modernizing digital services and technology platforms remains a key focus

Modernize Strategic Platforms

- Minimize manual processes and allow partners & FinTechs to contribute new functionality

✓ **Lower maintenance/ integration costs**

✓ **Increased resiliency**

✓ **Faster time to market**

Data & Analytics

- Enabling a data environment and driving a consumption strategy
- Integrate single view of customer data with real-time transactions and reporting

✓ **Improve colleague sales productivity and customer interaction**

Security

- Prepare for emerging threats through trusted, simple and secure capabilities
- Significant investment of ~150 dedicated resources across 18 in-flight projects

✓ **Holistic long-term security vision**

Open Architecture

- Continuing to open up architecture with Middleware & APIs
- Develop an App Store-like ‘marketplace’ for secure collaboration with customers, partners and FinTechs

✓ **Shift focus from integration to innovation**

✓ **Eliminating complexity**

Cloud

- Driving transformation through adoption of Cloud Delivery Model
- ‘Cloud First’ approach will allow us to deliver agile, flexible, and low-cost solutions through the adoption of Cloud Computing

✓ **Scale quickly and easily to meet demand**

Agile

- Company-wide Agile delivery model to improve stakeholder engagement and provide early, predictable delivery at a lower cost with better quality

✓ **Faster speed to market**

✓ **Engaged colleagues**

Citizens Financial Group, Inc.™
9

Our focus on technology delivers for our customers and the company

Enhancing our digital offerings to customers…

Consumer

- **Investment advisory**
  - 3Q17 launch of **SpeciFi™**, our robo-advisory FinTech partnership with SigFig

    View CFG's SpeciFi™ ad
- **Home Equity** augmented online platform improves fulfillment speed
- **Business Banking**
  - **Fundation** FinTech partnership automates small business credit applications and underwriting
- **Consumer-lending Modernization** to improve the customer experience and cycle time; investments in **Home Equity**, and **Auto** origination systems, as well as servicing capability

Commercial

- Building best-in-class **Treasury Solutions** via new Cash Management Platform, and a new Global Trade and Supply Chain Finance platform
- 1,000+ **FX/IRP** clients receiving customized currency updates
- **Commercial client coverage**: enhancing client dashboard; *salesforce* mobile 2017 deployment and launch of Opportunity Network, a B2B networking platform
- Investing in Real-Time Payments capability to improve speed, finality and transparency 24/7/365 for our clients

And improving the way we run the company…

- Re-platforming/enhancing data marts for profitability and sales intelligence
- Adding select real-time data and new capabilities to our data environment
- Enriching prospect data through external data sources
- Building a holistic, multi-year security roadmap
- Investing in infrastructure for resiliency and reliability, including a new contact center infrastructure
- Introducing new partner, public and product APIs
- Performed cloud-affinity assessment of entire application portfolio
- Investing in foundational Cloud technologies
- Currently running several Agile pilots

Citizens Financial Group, Inc.
10

Using data & analytics to reach and support customers more effectively Improving Targeting — Direct Mail Enabling Sales Intelligence — Alerts Expanding Sales Channels — Fulfillment Enable front-end colleagues across channels to present better offers Provide relevant and actionable intelligence for personalized customer treatment and effective risk decisions Opportunity for increased branch sales by enabling pre-qualification Use data to deliver true personalization from marketing through origination and fulfillment Use data and electronic documents to streamline fulfillment Enable optimized marketing spend, reduce operational costs and origination timelines Consumer Commercial Designed central data mart for client data; integrating information from multiple client systems Investing in analytic tool to enhance account planning, pipeline management, improved forecasting, client analysis and product targeting Will enable real-time insightful decision making with our clients; better pull-through and operational efficiency Pilot marketing program using data analytics to target decision makers with highly customized communications New Global Markets platform enables delivery of customized daily FX rate/trend information to clients and prospects Multiple ongoing digital marketing programs using data analytics to target high-priority industry segments with custom content Client Relationship Management Digital Marketing New holistic and personalized customer targeting models across all programs and products Focus on targeted promotional deposit and lending offers rather than ‘mass promotions’

Security Prepare for emerging threats through trusted, simple and secure capabilities Agile response to threats through predictive analytics and continuous monitoring Advancing intelligence driven security – proactive threat hunting and behavioral - based protection Continuously monitoring the changing threat picture Increasing sophistication and correlation of the existing Insider Threat program Evaluating adoption of strategic advances in financial technologies Testing our systems to ensure adequate security posture is maintained Incorporating security into the Agile program Driving enhanced resilience across all technology platforms Maximizing security investments in technologies and resources Significant investment of ~150 dedicated resources across 18 in-flight projects Delivery of trusted capabilities and secure access for Customers and Colleagues Evolving security to enhance the customer experience Empowering the business lines with transparent security capabilities Increasing colleague productivity with secure collaboration platforms Building secure cloud access and monitoring foundations Investment in a holistic long-term security vision

Agile Transformation 200 Trained 200+ colleagues Formed 12 teams currently running 12 Agile Pilot Successes Established Transformation Team Over 10 - 15% reduction in defects Cost to resolve defects down 53% in digital 100% Employee engagement at an all time high for business and technology resources in the PODs Improved speed to market large regulatory change took 6 weeks vs. an estimated 4-6 months 50% increase in velocity since starting Agile What we have done In order to drive Agile transformation and delivery excellence across Citizens Financial Group we created the Transformation and Portfolio Delivery Office. This office is charged with driving faster delivery, increasing efficiency, improving our responsiveness to customer needs, and continuing our strong commitment to quality. Implementation of Agile work practices have been piloted across Citizens and are delivering rapid and significant improvements in quality and speed. Vision The goal of Agile is to create a “way of life” at Citizens that enables a customer centric and top-performing bank through a mindset of continuous improvement.

Benefits of technology spend contributing to positive operating leverage and growth Shifting investments toward future capabilities; technology capital expenditures $ in millions Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning and in the appendix of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliation to GAAP financial measures. “Adjusted” results exclude restructuring charges, special items and/or notable items; 3Q16 notable items reflect a $19 million after tax gain on the TDR portfolio sale less other notable items. “Underlying” results, as applicable, exclude a 1Q17 $23 million benefit related to the settlement of certain state tax matters and reclassify 2Q17 results for the pre-tax impact of $26 million of lease asset impairments to reflect their credit-related impact. ~90% of technology capex "core investment" Technology capex mix shifting to “build future capabilities” Positive YoY operating leverage(1) GAAP operating leverage(1) Adjusted/Underlying operating leverage(1) . . .

Key messages We have executed well on our turnaround plans and are now entering a new phase focused on growth and becoming a top-performing bank Our technology continues to drive results for our Consumer and Commercial businesses Investment focus has shifted from catch-up to driving secure, modernized platforms that are agile and enable innovation Continuous improvement is self-funding investments in new capabilities We are executing well on our strategic plans

Appendix

Key performance metrics, non-GAAP financial measures and reconciliations $s in millions, except ratio data